UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22400
Oppenheimer Emerging Markets Debt Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Arthur S. Gabinet
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: May 31
Date of reporting period: 5/31/2012

Item 1. Reports to Stockholders.

TOP HOLDINGS AND ALLOCATIONS

Top Ten Geographical Holdings

Brazil	16.5%
Russia	13.5
Mexico	10.0
South Africa	9.1
Turkey	8.9
Colombia	5.2
Indonesia	5.1
Peru	4.6
Hungary	3.8
Venezuela	3.4
Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2012, and are based on the total market value of investments.

Credit Rating Breakdown	NRSRO Only Total

AAA	3.0%
AA	1.1
A	23.5
BBB	58.9
BB	7.3
B	6.0
Unrated	0.2

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of May 31, 2012, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, but may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
6 | OPPENHEIMER EMERGING MARKETS DEBT FUND

7 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during its fiscal year ended May 31, 2012, followed by graphical comparisons of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. For the 12-month period ended May 31, 2012, Oppenheimer Emerging Markets Debt Fund’s Class A shares (without sales charge) returned –3.67%. In comparison, the JPMorgan Emerging Markets Bond Index Global Diversified and the JPMorgan Government Bond Index—Emerging Markets Global Diversified (Unhedged), produced total returns of 7.01% and –6.46%, respectively.
     In response to significant market volatility early in the period, investors appeared to largely disregard market fundamentals and retreated to perceived safe-haven currencies and bond markets. This “risk riot” boosted the U.S. dollar and the yen at the expense of emerging market currencies thus hurting performance. Performance was also hampered by our long duration EMD posture, which was hedged by shortening positions in U.S. Treasury derivatives. During the highly volatile months following the debt ceiling impasse in the U.S. and renewed Euro crisis this hedge was not effective. Performance shortfalls in the first half were modest among sovereign bonds and corporate securities.
     After markets normalized in the beginning of the new year, the Fund achieved positive results on a relative basis from its local currency positions, mainly due to underweight exposure to Eastern Europe and overweight positions in certain parts of Latin America. Among U.S. dollar-denominated bonds, overweight exposure to “higher beta” Venezuelan debt were among the Fund’s top performers.
     In the second half of the reporting period, overweight exposure to external debt of Brazil, Turkey and Mexico contributed positively to performance The Fund’s allocation to emerging market corporate debt also helped performance. From a local currency bond perspective, exposures to the Columbian peso, Peruvian sol, Turkish lira and Brazilian real also fared well.
     Exposure to certain local emerging market debt overall detracted from results in the second half. As market volatility again increased as the period came to a close, the Fund’s returns were hurt by exposure to the Polish zloty and Russian ruble when they declined steeply.
     We generally have increased the Fund’s exposure to corporate bonds. We have identified opportunities in the local currency-denominated debt of Brazil, Mexico, Turkey, and South Africa We are currently avoiding Chinese high yield, especially property companies. We remain cautious on Eastern European debt largely due to its
8 | OPPENHEIMER EMERGING MARKETS DEBT FUND

vulnerability to Europe’s slackening economy and uncertainties about continental banks. We see declining energy prices as a tailwind as they may buffer global economic slack. And we note that while Europe’s banking and sovereign debt challenges will take time to address and implementation risk remains elevated, legal structures seem to slowly coming into place for resolution. This process will not be without intermediate set-backs, however. Overall, the Fund is focused on carry, or additional yield, by maintaining positions that can potentially boost income. In our judgment, these strategies position the Fund to participate in some of the world’s stronger debt markets.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until May 31, 2012. For all Classes, performance is measured from inception of each Class on June 30, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index - Emerging Markets Global Diversified (Unhedged) and the JPMorgan Emerging Markets Bond Index Global Diversified. The JPMorgan Government Bond Index — Emerging Markets Global Diversified (Unhedged) is an emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments. The JPMorgan Emerging Markets Bond Index Global Diversified tracks total returns of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
9 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
10 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 14 for further information.
11 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 14 for further information.
13 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class C shares of the Fund were first publicly offered on 6/30/10. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 6/30/10. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 6/30/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
14 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2012.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
15 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	December 1, 2011	May 31, 2012	May 31, 2012

Actual
Class A	$1,000.00	$1,020.90	$6.54
Class C	1,000.00	1,016.10	10.28
Class N	1,000.00	1,018.90	7.60
Class Y	1,000.00	1,022.50	4.92

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.55	6.53
Class C	1,000.00	1,014.85	10.28
Class N	1,000.00	1,017.50	7.59
Class Y	1,000.00	1,020.15	4.91
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended May 31, 2012 are as follows:

Class	Expense Ratios

Class A	1.29%
Class C	2.03
Class N	1.50
Class Y	0.97
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
16 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS May 31, 2012

	Principal
	Amount		Value

U.S. Government Obligations—0.3%
U.S. Treasury Bills, 0.068%, 6/7/12[1](Cost $199,998)	$200,000		$199,998

Foreign Government Obligations—62.7%
Argentina—0.4%
Argentina (Republic of) Bonds:
2.50%, 12/31/38[2]	360,000		102,600
6.976%, 10/3/15	180,000		134,777
Argentina (Republic of) Sr. Unsec. Bonds, Series X, 6.976%, 4/17/17	85,000		56,225

			293,602
Brazil—11.3%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	8,611,000	BRR	4,339,317
9.762%, 1/1/21	3,314,000	BRR	1,638,409
12.681%, 5/15/45[3]	385,000	BRR	519,939
Series NTNB, 12.205%, 8/15/50[3]	330,000	BRR	452,153
Series NTNB, 12.681%, 5/15/15[3]	1,095,000	BRR	1,243,913

			8,193,731
Colombia—0.9%
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	505,000		627,463
Croatia—0.3%
Croatia (Republic of) Unsec. Nts., 6.25%, 4/27/17[4]	200,000		193,439
Ghana—0.3%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[4]	185,000		205,813
Hungary—3.7%
Hungary (Republic of) Bonds:
4.75%, 2/3/15	105,000		98,884
6.75%, 11/24/17	58,000,000	HUF	218,488
Series 14/D, 6.75%, 8/22/14	48,000,000	HUF	193,034
Series 15/A, 8%, 2/12/15	22,000,000	HUF	89,591
Series 16/C, 5.50%, 2/12/16	31,000,000	HUF	115,575
Series 17/B, 6.75%, 2/24/17	70,000,000	HUF	266,841
Series 19/A, 6.50%, 6/24/19	37,000,000	HUF	135,198
Series 20/A, 7.50%, 11/12/20	46,000,000	HUF	175,440
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	80,000		71,800
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	90,000	EUR	98,721
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	225,000		206,438
Hungary (Republic of) Treasury Bills, 7.173%, 6/27/12[5]	250,000,000	HUF	1,026,560

			2,696,570
17 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Indonesia—1.8%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[4]	$370,000		$367,688
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[4]	245,000		258,475
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[4]	160,000		210,400
Indonesia (Republic of) Unsec. Nts.:
3.75%, 4/25/22[4]	280,000		271,600
8.50%, 10/12/35[4]	115,000		160,713

			1,268,876
Israel—0.4%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	275,000		282,982
Latvia—0.3%
Latvia (Republic of) Nts., 5.25%, 2/22/17[4]	210,000		210,525
Lithuanua—0.3%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[4]	190,000		206,863
Malaysia—0.3%
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[4]	195,000		216,449
Mexico—8.2%
United Mexican States Bonds:
4.50%, 12/18/14[3]	13,728,676	MXN	1,048,783
Series M, 6.50%, 6/10/21[2]	14,770,000	MXN	1,069,078
Series M20, 7.50%, 6/3/27[2]	19,070,000	MXN	1,427,240
Series M10, 7.75%, 12/14/17	6,400,000	MXN	500,355
Series M, 8%, 6/11/20	8,800,000	MXN	702,588
Series M20, 10%, 12/5/24[2]	5,530,000	MXN	509,610
United Mexican States Treasury Bills:
4.551%, 10/18/12[5]	5,000,000	MXN	342,434
4.581%, 12/13/12[5]	5,000,000	MXN	340,023

			5,940,111
Nigeria—0.5%
Nigeria (Federal Republic of) Treasury Bills:
15.149%, 3/7/13[5]	12,000,000	NGN	66,864
15.205%, 3/28/13[5]	15,000,000	NGN	82,722
Series 364, 15.455%, 2/21/13[5]	26,000,000	NGN	145,615
Series 364, 15.572%, 4/25/13[5]	11,000,000	NGN	59,957

			355,158
Panama—0.6%
Panama (Republic of) Bonds:
6.70%, 1/26/36	115,000		149,213
8.875%, 9/30/27	90,000		137,475
9.375%, 4/1/29	90,000		144,450

			431,138
18 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount		Value

Peru—3.6%
Peru (Republic of) Bonds, 7.35%, 7/21/25	$445,000		$612,988
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[4]	721,000	PEN	292,075
8.20%, 8/12/26[6]	1,020,000	PEN	472,112
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[4]	2,695,000	PEN	1,163,304
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	80,000		92,400

			2,632,879
Philippines—0.6%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	145,000		152,613
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	255,000		314,288

			466,901
Poland—2.6%
Poland (Republic of) Bonds:
5.25%, 10/25/20	1,620,000	PLZ	453,624
Series WS0922, 5.75%, 9/23/22	1,380,000	PLZ	398,144
Series 0416, 5%, 4/25/16	1,685,000	PLZ	477,213
Series 1017, 5.25%, 10/25/17	1,240,000	PLZ	352,441
Poland (Republic of) Sr. Unsec. Nts.:
5%, 3/23/22	70,000		73,570
5.125%, 4/21/21	135,000		143,276

			1,898,268
Qatar—0.5%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[4]	140,000		158,200
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[4]	155,000		173,600
6.40%, 1/20/40[4]	40,000		48,800

			380,600

Romania—0.6%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[4]	425,000		427,423
Russia—5.0%
Russian Federation Bonds:
Series 5077, 7.35%, 1/20/16	30,000,000	RUR	889,880
Series 5079, 7%, 6/3/15	32,600,000	RUR	962,127
Series 6206, 7.40%, 6/14/17	47,000,000	RUR	1,365,954
Russian Federation Unsec. Bonds:
4.50%, 4/4/22[4]	140,000		143,010
5.625%, 4/4/42[4]	280,000		290,234

			3,651,205
19 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Slovakia—0.3%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[4]	$210,000		$201,600
South Africa—7.5%
South Africa (Republic of) Bonds:
Series R209, 6.25%, 3/31/36	7,000,000	ZAR	606,082
Series R208, 6.75%, 3/31/21	8,690,000	ZAR	960,607
Series R213, 7%, 2/28/31	8,865,000	ZAR	873,020
Series R207, 7.25%, 1/15/20	12,880,000	ZAR	1,485,665
Series R186, 10.50%, 12/21/26	10,910,000	ZAR	1,515,182

			5,440,556
Sri Lanka—0.4%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[4]	170,000		168,300
6.25% 7/27/21[4]	115,000		113,215

			281,515
Turkey—8.4%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	285,000		314,569
7%, 3/11/19	120,000		136,050
9%, 3/5/14	1,510,000	TRY	810,408
9%, 3/8/17	3,685,000	TRY	1,977,124
9.50%, 1/12/22[2]	640,000	TRY	355,222
9.531%, 7/17/13[5]	2,420,000	TRY	1,168,790
10.50%, 1/15/20[2]	100,000	TRY	57,957
15.577%, 8/14/13[3]	230,000	TRY	182,317
Turkey (Republic of) Nts., 7.50%, 7/14/17	150,000		171,750
Turkey (Republic of) Unsec. Bonds, 6.25%, 9/26/22	375,000		402,188
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	270,000		269,325
6%, 1/14/41	205,000		200,664

			6,046,364
Ukraine—0.5%
Financing of Infrastructural Projects State Enterprise Gtd. Nts., 8.375%, 11/3/17[4]	105,000		88,599
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[4]	60,000		52,181
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17[4]	200,000		174,014
7.95%, 2/23/21[4]	60,000		52,800

			367,594
20 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount	Value

Uruguay—0.9%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	$265,000	$364,375
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	227,500	310,538

		674,913
Venezuela—2.5%
Venezuela (Republic of) Bonds:
9%, 5/7/23	560,000	422,800
11.95%, 8/5/31	215,000	184,900
13.625%, 8/15/18	315,000	324,450
Venezuela (Republic of) Nts., 8.25%, 10/13/24	225,000	153,563
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	165,000	124,163
12.75%, 8/23/22	120,000	113,100
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	335,000	212,725
7.65%, 4/21/25	380,000	250,800

		1,786,501

Total Foreign Government Obligations (Cost $48,294,650)		45,379,039
Corporate Bonds and Notes—26.9%
Consumer Staples—0.6%
Food & Staples Retailing—0.5%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[4]	325,000	342,051
Food Products—0.1%
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[4]	115,000	109,394
Energy—10.0%
Oil, Gas & Consumable Fuels—10.0%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[4]	100,000	100,550
Gaz Capital SA:
7.288% Sr. Sec. Nts., 8/16/37[4]	805,000	898,783
8.146% Sr. Sec. Nts., 4/11/18[4]	410,000	482,882
8.625% Sr. Sec. Nts., 4/28/34[4]	260,000	327,837
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[4]	565,000	689,300
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[4]	145,000	153,978
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[4]	355,000	426,444
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[4]	590,000	613,140
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[4]	125,000	135,496
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[4]	95,000	105,331
21 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]	$196,000	$203,350
Pemex Project Funding Master Trust:
6.625% Sr. Unsec. Unsub. Nts., 6/15/38	85,000	97,538
6.625% Unsec. Unsub. Bonds, 6/15/35	345,000	395,874
Pertamina Persero PT:
5.25% Nts., 5/23/21[4]	330,000	328,350
6% Sr. Unsec. Nts., 5/3/42[4]	205,000	192,700
6.50% Sr. Unsec. Nts., 5/27/41[4]	55,000	55,000
Petrobras International Finance Co., 5.75% Sr. Unsec. Unsub. Nts., 1/20/20	195,000	213,519
Petroleos de Venezuela SA:
12.75% Sr. Unsec. Nts., 2/17/22[4]	175,000	158,375
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	240,000	207,600
8.50% Sr. Nts., 11/2/17[4]	365,000	289,263
Petroleos Mexicanos:
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	225,000	248,625
6% Sr. Unsec. Unsub. Nts., 3/5/20	185,000	209,513
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75% Sr. Unsec. Nts., 8/14/19[4]	225,000	277,313
PT Adaro Indonesia, 7.625% Nts., 10/22/19[4]	85,000	90,738
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[4]	255,000	250,538
Tengizchevroil LLP, 6.124% Nts., 11/15/14[4]	71,545	73,781

		7,225,818
Financials—6.9%
Capital Markets—0.2%
Korea Development Bank (The), 3.875% Sr. Unsec. Nts., 5/4/17	115,000	120,054
Commercial Banks—6.3%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[4]	80,000	80,600
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[4]	90,000	89,235
Banco BMG SA:
9.15% Nts., 1/15/16[4]	48,000	44,640
9.95% Unsec. Unsub. Nts., 11/5/19[4]	60,000	51,600
Banco de Credito del Peru, 5.375% Sr. Nts., 9/16/20[4]	260,000	263,900
Banco de Credito del Peru/Panama, 6.875% Sub. Nts., 9/16/26[2,4]	220,000	234,300
Banco del Estado de Chile, 3.875% Sr. Unsec. Nts., 2/8/22[4]	130,000	133,448
Banco do Brasil SA, 5.875% Unsec. Sub. Nts., 1/26/22[4]	130,000	130,000
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[4,7]	200,000	216,500
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[4]	105,000	108,413
Banco PanAmericano SA, 8.50% Sr. Unsec. Sub. Nts., 4/23/20[4]	100,000	107,250
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[4]	200,000	204,000
22 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount		Value

Commercial Banks Continued
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[4]	$150,000		$156,000
Grupo Aval Ltd., 5.25% Sr. Unsec. Nts., 2/1/17[4]	270,000		278,100
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[4]	30,000		29,400
9.25% Sr. Nts., 10/16/13[4]	425,000		449,141
ICICI Bank Ltd.:
5.50% Sr. Unsec. Nts., 3/25/15[4]	370,000		376,788
6.375% Bonds, 4/30/22[2,4]	175,000		158,813
Sberbank of Russia Via SB Capital SA:
5.40% Sr. Unsec. Nts., 3/24/17	395,000		402,292
6.125% Sr. Nts., 2/7/22[4]	320,000		329,405
Turkiye Vakiflar Bankasi TAO, 5.75% Sr. Unsec. Nts., 4/24/17[4]	65,000		64,513
VEB Finance Ltd., 6.902% Sr. Unsec. Unsub. Nts., 7/9/20[4]	330,000		352,107
VTB Capital SA:
6.315% Nts., 2/22/18[4]	135,000		135,506
6.465% Sr. Sec. Unsub. Nts., 3/4/15[4]	80,000		83,400
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[4]	50,000		50,625

			4,529,976
Diversified Financial Services—0.4%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[6]	112,389		108,433
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[4]	70,000		69,860
Korea Development Bank (The), 4% Sr. Unsec. Unsub. Nts., 9/9/16	140,000		147,906

			326,199
Thrifts & Mortgage Finance—0.0%
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 4/27/16[4]	40,000		34,868
Industrials—0.3%
Construction & Engineering—0.2%
Odebrecht Finance Ltd., 7% Sr. Unsec. Nts., 4/21/20[4]	115,000		125,925
Road & Rail—0.1%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[4]	80,000		86,400
Materials—1.6%
Chemicals—0.7%
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[4]	95,000		93,338
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[4]	210,000		204,750
5.75% Sr. Unsec. Nts., 4/15/21[4]	205,000		206,538

			504,626
Metals & Mining—0.9%
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[2]	1,620,000	RUR	48,661
Alrosa Finance SA, 7.75% Nts., 11/3/20[4]	90,000		93,600
23 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount		Value

Metals & Mining Continued
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[4]	$55,000		$43,725
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]	125,000		135,000
Evraz Group SA, 7.40% Nts., 4/24/17[4]	85,000		83,113
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[4]	75,000		67,125
JSC Severstal, 6.70% Nts., 10/25/17[4]	160,000		157,486

			628,710
Telecommunication Services—2.1%
Diversified Telecommunication Services—1.2%
Axtel SAB de CV, 9% Sr. Unsec. Nts., 9/22/19[4]	60,000		39,600
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[4]	360,000	BRR	186,529
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[4]	664,000		657,360

			883,489
Wireless Telecommunication Services—0.9%
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[4]	115,000		127,794
Sistema International Funding SA, 6.95% Unsec. Nts., 5/17/19[4]	90,000		86,400
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[4]	70,000		65,575
9.125% Sr. Unsec. Nts., 4/30/18[4]	230,000		239,200
VimpelCom Holdings BV, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[4]	95,000		86,389

			605,358
Utilities—5.4%
Electric Utilities—4.2%
Centrais Eletricas Brasileiras SA:
5.75% Sr. Unsec. Unsub. Nts., 10/27/21[4]	310,000		330,925
6.875% Sr. Unsec. Unsub. Nts., 7/30/19[4]	140,000		160,475
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[4]	45,000		18,450
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[4]	130,000		155,805
Eskom Holdings Ltd.:
10% Nts., Series ES23, 1/25/23	4,000,000	ZAR	527,288
5.75% Sr. Unsec. Bonds, 1/26/21[4]	150,000		157,500
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	3,000,000	ZAR	323,076
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[4]	160,000		166,746
7.25% Nts., 1/15/19[4]	700,000		718,627
Majapahit Holding BV:
7.75% Nts., 10/17/16[4]	120,000		135,450
8% Sr. Unsec. Nts., 8/7/19[4]	100,000		116,250
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[4]	260,000		257,400

			3,067,992
24 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Principal
	Amount		Value

Energy Traders—0.8%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]	$270,000		$288,808
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[4]	160,000		169,200
Instituto Costarricense de Electricidad, 6.95% Sr. Unsec. Nts., 11/10/21[4]	125,000		130,000

			588,008
Gas Utilities—0.3%
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec.
Unsub. Nts., 11/10/21[4]	125,000		129,688
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[4]	80,000		82,000

			211,688
Water Utilities—0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, 6.25% Sr. Unsec. Nts., 12/16/20[4]	55,000		58,438

Total Corporate Bonds and Notes (Cost $19,626,287)			19,448,994
Structured Securities—5.2%
Barclays Bank plc:
Indonesia (Republic of) Total Return Linked Bonds, 7%, 5/19/27	1,390,000,000	IDR	149,351
Indonesia (Republic of) Total Return Linked Bonds, 8.25%, 6/17/32	2,250,000,000	IDR	265,093
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[3,6]	800,000,000	COP	535,708
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	2,261,000,000	COP	1,514,046
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	180,000,000	COP	122,273
Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%, 6/19/12[2,6]	2,000,000	UAH	247,587
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/15/32[4]	1,490,000,000	IDR	175,551
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[6]	265,000,000	COP	179,991
Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20[6]	51,000,000	COP	34,640
Indonesia (Republic of) Credit Linked Nts., 7%, 5/19/27[4]	2,880,000,000	IDR	309,447
UBS AG, Indonesia (Republic of) Total Return Linked Nts., 8.25%, 6/17/32	2,040,000,000	IDR	240,351

Total Structured Securities (Cost $3,920,003)			3,774,038
25 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued

	Expiration	Strike
	Date	Price	Contracts	Value

Options Purchased—0.2%
Australian Dollar (AUD) Call[8]	8/23/12	$1.040	750,000	$2,284
Brazilian Real (BRR) Call[8]	10/18/12	1.820	1,310,000	1,681
Brazilian Real (BRR) Call[8]	10/18/12	1.900	1,420,000	5,390
Mexican Nuevo Peso (MXN) Call[8]	11/9/12	12.840	19,200,000	6,036
Mexican Nuevo Peso (MXN) Call[8]	11/13/12	12.930	19,300,000	7,234
Mexican Nuevo Peso (MXN) Call[8]	11/30/12	13.330	17,130,000	13,284
Russian Ruble (RUR) Call[8]	11/29/12	31.250	31,100,000	3,995
Standard & Poor’s 500 E-Mini Index (The) Futures, 6/15/12 Put[8]	6/18/12	1,330.000	92	146,280

Total Options Purchased (Cost $198,049)				186,184

	Shares

Investment Company—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[9,10] (Cost $1,938,431)	1,938,431	1,938,431
Total Investments, at Value (Cost $74,177,418)	98.0%	70,926,684
Other Assets Net of Liabilities	2.0	1,416,322

Net Assets	100.0%	$72,343,006

Footnotes to Statement of Investments
Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesia Rupiah
MXN	Mexican Nuevo Peso
NGN	Nigeria Naira
PEN	Peruvian New Sol
PLZ	Polish Zloty
RUR	Russian Ruble
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
ZAR	South African Rand
1.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $199,998. See Note 6 of the accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,732,933 or 31.42% of the Fund’s net assets as of May 31, 2012.

5.	Zero coupon bond reflects effective yield on the date of purchase.
26 | OPPENHEIMER EMERGING MARKETS DEBT FUND

6.	Restricted security. The aggregate value of restricted securities as of May 31, 2012 was $1,578,471, which represents 2.18% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26	1/10/12	$94,887	$108,433	$13,546
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	564,809	535,708	(29,101)
Deutsche Bank AG, JSC VTB Bank Credit Linked Nts., 12%, 6/19/12	6/30/11	250,760	247,587	(3,173)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	180,514	179,991	(523)
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series 2, 11%, 7/28/20	10/6/10	35,210	34,640	(570)
Peru (Republic of) Sr. Unsec. Bonds, 8.20%, 8/12/26	4/23/12-5/8/12	476,953	472,112	(4,841)

		$1,603,133	$1,578,471	$(24,662)

7.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8.	Non-income producing security.

9.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	May 31, 2011	Additions	Reductions	May 31, 2012

Oppenheimer Institutional Money Market Fund, Cl. E	2,355,500	67,954,776	68,371,845	1,938,431

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E $	1,938,431	$4,522
10.	Rate shown is the 7-day yield as of May 31, 2012.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Brazil	$11,685,890	16.5%
Russia	9,592,682	13.5
Mexico	7,127,015	10.0
South Africa	6,448,420	9.1
Turkey	6,311,962	8.9
Colombia	3,659,714	5.2
Indonesia	3,584,557	5.1
Peru	3,287,079	4.6
Hungary	2,696,570	3.8
Venezuela	2,441,739	3.4
United States	2,284,709	3.2
Poland	1,898,268	2.7
Kazakhstan	1,219,144	1.7
27 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

Geographic Holdings	Value	Percent

Israel	$1,168,355	1.6%
Ukraine	791,700	1.1
Chile	764,307	1.1
Uruguay	674,913	0.9
India	535,601	0.8
Philippines	466,901	0.7
Panama	431,138	0.6
Romania	427,423	0.6
Qatar	380,600	0.5
Nigeria	355,158	0.5
Argentina	346,920	0.5
Sri Lanka	281,515	0.4
Trinidad & Tobago	277,313	0.4
Korea, Republic of South	267,960	0.4
Malaysia	216,449	0.3
Latvia	210,525	0.3
Lithuanua	206,863	0.3
Ghana	205,813	0.3
Slovakia	201,600	0.3
Croatia	193,439	0.3
Costa Rica	130,000	0.2
Dominican Republic	108,433	0.1
Australia	46,009	0.1

Total	$70,926,684	100.0%

Foreign Currency Exchange Contracts as of May 31, 2012 are as follows:

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Bank of America:
Brazilian Real (BRR)	Buy	7,045	BRR	6/4/12	$3,489,963	$—	$—
Brazilian Real (BRR)	Sell	7,045	BRR	7/3/12	3,467,890	64,147	—
Colombian Peso (COP)	Sell	1,483,000	COP	8/24/12	802,035	563	—
Hungarian Forint (HUF)	Buy	140,000	HUF	6/12/12	574,830	—	54,432
Malaysian Ringgit (MYR)	Buy	8,360	MYR	6/26/12-8/27/12	2,629,105	—	71,351
New Turkish Lira (TRY)	Sell	995	TRY	6/25/12	530,174	19,840	—
Polish Zloty (PLZ)	Buy	130	PLZ	6/5/12	36,637	—	3,786
South African Rand (ZAR)	Buy	2,810	ZAR	7/20/12	328,435	—	26,363
South African Rand (ZAR)	Sell	20,300	ZAR	7/11/12	2,375,988	181,170	—

						265,720	155,932
Barclay’s Capital:
Euro (EUR)	Buy	145	EUR	7/23/12	179,357	—	10,105
Hungarian Forint (HUF)	Buy	20,000	HUF	10/24/12	80,702	—	4,835
Hungarian Forint (HUF)	Sell	159,000	HUF	6/5/12	653,558	17,758	—
Mexican Nuevo Peso (MXN)	Sell	7,550	MXN	6/12/12-10/18/12	521,456	40,354	—
New Turkish Lira (TRY)	Sell	10	TRY	6/25/12	5,328	186	—
Peruvian New Sol (PEN)	Sell	1,380	PEN	7/10/12	508,350	8,117	—
Polish Zloty (PLZ)	Sell	490	PLZ	6/5/12	138,094	2,547	—
28 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Foreign Currency Exchange Contracts Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Barclay’s Capital: Continued
Russian Ruble (RUR)	Sell	17,400	RUR	7/19/12-11/30/12	$507,871	$26,891	$—
South African Rand (ZAR)	Sell	18,180	ZAR	6/12/12-7/20/12	2,126,644	110,554	—

						206,407	14,940
Citigroup:
Chilean Peso (CLP)	Buy	228,000	CLP	6/14/12	440,290	—	25,415
Colombian Peso (COP)	Buy	400,000	COP	6/12/12	218,461	—	2,534
Hungarian Forint (HUF)	Buy	140,000	HUF	6/12/12	574,830	—	56,497
Hungarian Forint (HUF)	Sell	530,000	HUF	6/12/12-6/27/12	2,173,732	377,060	—
Malaysian Ringgit (MYR)	Sell	2,160	MYR	8/27/12	677,734	37,401	—
Mexican Nuevo Peso (MXN)	Buy	5,500	MXN	6/12/12	382,740	—	28,605
Mexican Nuevo Peso (MXN)	Sell	5,370	MXN	6/12/12-10/18/12	373,653	23,552	—
Peruvian New Sol (PEN)	Sell	310	PEN	7/10/12	114,195	1,737	—

						439,750	113,051
Credit Suisse:
New Turkish Lira (TRY)	Buy	440	TRY	6/25/12	234,449	—	10,731
Peruvian New Sol (PEN)	Sell	170	PEN	7/10/12	62,623	1,407	—

						1,407	10,731
Deutsche Bank Securities, Inc.:
Hungarian Forint (HUF)	Buy	33,000	HUF	6/5/12	135,644	—	7,964
Malaysian Ringgit (MYR)	Buy	5,890	MYR	8/10/12	1,849,345	—	78,389
New Turkish Lira (TRY)	Sell	330	TRY	6/25/12	175,837	6,756	—
Polish Zloty (PLZ)	Sell	2,630	PLZ	6/5/12	741,198	18,338	—
Russian Ruble (RUR)	Buy	22,250	RUR	7/19/12	660,433	—	87,670
Russian Ruble (RUR)	Sell	5,400	RUR	7/19/12	160,285	20,377	—
South African Rand (ZAR)	Buy	845	ZAR	6/12/12	99,345	—	11,379
South Korean Won (KRW)	Buy	2,292,000	KRW	6/19/12	1,939,309	—	76,610

						45,471	262,012
Goldman Sachs & Co.:
Brazilian Real (BRR)	Sell	1,740	BRR	10/22/12	842,172	58,584	—
Mexican Nuevo Peso (MXN)	Buy	11,900	MXN	6/12/12	828,110	—	45,136
Mexican Nuevo Peso (MXN)	Sell	26,000	MXN	6/12/12-12/13/12	1,785,652	64,383	—
New Turkish Lira (TRY)	Buy	110	TRY	6/25/12	58,612	—	3,252

						122,967	48,388
JP Morgan Chase:
Chinese Renminbi (Yuan) (CNY)	Buy	760	CNY	9/28/12	119,093	—	178
Chinese Renminbi (Yuan) (CNY)	Sell	760	CNY	9/28/12	119,093	—	529
Euro (EUR)	Sell	235	EUR	7/23/12	290,682	15,727	—
Hungarian Forint (HUF)	Sell	62,000	HUF	6/5/12-10/24/12	253,340	28,641	—
Indonesia Rupiah (IDR)	Buy	4,391,000	IDR	7/9/12	465,020	—	6,067
Mexican Nuevo Peso (MXN)	Buy	2,420	MXN	6/12/12	168,405	—	15,337
Mexican Nuevo Peso (MXN)	Sell	2,600	MXN	11/9/12	178,556	6,743	—
Russian Ruble (RUR)	Sell	12,600	RUR	7/19/12	373,998	40,612	—
Singapore Dollar (SGD)	Buy	2,630	SGD	7/17/12	2,041,153	—	68,586

						91,723	90,697
29 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Foreign Currency Exchange Contracts Continued

		Contract
Counterparty/		Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation	Depreciation

Morgan Stanley & Co., Inc.:
Singapore Dollar (SGD)	Buy	100	SGD	7/17/12	$77,610	$—	$2,489
South Korean Won (KRW)	Sell	109,000	KRW	7/17/12	92,048	3,131	—

						3,131	2,489
Nomura Securities
Indonesia Rupiah (IDR)	Buy	2,057,000	IDR	7/9/12	217,842	—	5,332
Standard Chartered Bank
Malaysian Ringgit (MYR)	Buy	5,885	MYR	7/9/12	1,850,793	—	77,767
State Street
Polish Zloty (PLZ)	Buy	600	PLZ	6/5/12	169,095	—	17,821
UBS Investment Bank
Indonesia Rupiah (IDR)	Buy	2,842,000	IDR	7/9/12	300,976	—	5,873

Total unrealized appreciation and depreciation						$1,176,576	$805,033

Futures Contracts as of May 31, 2012 are as follows:

		Number of	Expiration		Unrealized
Contract Description	Buy/Sell	Contracts	Date	Value	Depreciation

U.S. Treasury Long Bonds	Sell	36	9/19/12	$5,389,875	$93,134
Written Options as of May 31, 2012 are as follows:

		Number of	Exercise	Expiration	Premiums		Unrealized
Description	Type	Contracts	Price	Date	Received	Value	Depreciation

Brazilian Real (BRR)	Put	1,510,000	1USD per 2.10 BRR	10/18/12	$15,582	$(24,190)	$8,608
Brazilian Real (BRR)	Put	2,050,000	1USD per 2.20 BRR	10/18/12	17,872	(20,742)	2,870
Mexican Nuevo Peso (MXN)	Put	22,300,000	1USD per 14.940 MXN	11/13/12	28,360	(50,913)	22,553
Mexican Nuevo Peso (MXN)	Put	21,140,000	1USD per 16.455 MXN	11/30/12	21,519	(21,519)	—
Mexican Nuevo Peso (MXN)	Put	22,100,000	1USD per 14.800 MXN	11/9/12	28,088	(54,565)	26,477
Russian Ruble (RUR)	Put	37,800,000	1USD per 38 RUR	11/29/12	16,712	(17,285)	573
Standard & Poor’s 500
E-Mini Index (The) Futures	Put	92	1,200.000	8/20/12	83,847	(110,860)	27,013

					$211,980	$(300,074)	$88,094

30 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Credit Default Swap Contracts as of May 31, 2012 are as follows:

			Pay/		Upfront
	Buy/Sell	Notional	Receive		Payment
Reference Entity/	Credit	Amount	Fixed	Termination	Received/		Unrealized
Swap Counterparty	Protection	(000’s)	Rate	Date	(Paid)	Value	Depreciation

Brazil (Federative Republic of)
Deutsche Bank AG	Sell	$340	1%	6/20/17	$3,029	$(11,092)	$(8,063)

	Total	340			3,029	(11,092)	(8,063)
Hungary (Republic of):
HSBC Bank USA NA	Sell	170	1	6/20/17	30,460	(35,771)	(5,311)
UBS AG	Sell	170	1	6/20/17	31,088	(35,771)	(4,683)

	Total	340			61,548	(71,542)	(9,994)
Russian Federation
Goldman Sachs International	Buy	190	1	6/20/17	(7,161)	14,443	7,282

	Total	190			(7,161)	14,443	7,282
Turkey (Republic of)
Goldman Sachs International	Sell	190	1	6/20/17	10,617	(16,252)	(5,635)

	Total	190			10,617	(16,252)	(5,635)
United Mexican States
HSBC Bank USA NA	Sell	90	1	6/20/17	446	(2,528)	(2,082)

	Total	90			446	(2,528)	(2,082)
Grand Total Buys					(7,161)	14,443	7,282
Grand Total Sells					75,640	(101,414)	(25,774)

Total Credit Default Swaps					$68,479	$(86,971)	$(18,492)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

	Total Maximum
Type of Reference	Potential Payments		Reference
Asset on which	for Selling Credit		Asset Rating
the Fund Sold	Protection	Amount	Range
Protection	(Undiscounted)	Recoverable*	(Unaudited)**

Investment Grade Sovereign Debt	$430,000	$—	BBB
Non-Investment Grade Sovereign Debt	530,000	—	BB+ to BB

Total	$960,000	$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
31 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Interest Rate Swap Contracts as of May 31, 2012 are as follows:

	Notional
Interest Rate/	Amount		Paid by	Received by	Termination
Swap Counterparty	(000’s)		the Fund	the Fund	Date	Value

BZDI:
Bank of America NA	1,040	BRR	BZDI	9.020%	1/2/15	$2,865
Citibank NA	810	BRR	BZDI	9.490	1/2/14	6,353
Credit Suisse International	740	BRR	BZDI	9.010	1/2/15	454
Deutsche Bank AG	1,050	BRR	BZDI	9.050	1/2/15	2,681
Goldman Sachs International	1,200	BRR	BZDI	8.840	1/2/15	641
Goldman Sachs International	3,560	BRR	BZDI	9.440	1/2/17	(3,908)
Goldman Sachs International	2,180	BRR	BZDI	8.330	1/2/14	1,125

Total	10,580	BRR				10,211
MXN TIIE BANXICO:
Credit Suisse International	1,400	MXN	BANXICO	7.010	7/24/31	(5,028)
Merrill Lynch Capital
Services, Inc.	620	MXN	BANXICO	6.990	7/24/31	(2,319)

Total	2,020	MXN				(7,347)

Total Interest Rate Swaps						$2,864

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
MXN	Mexican Nuevo Peso
Abbreviations/Definitions are as follows:

BANXICO	Banco de Mexico
BZDI	Brazil Interbank Deposit Rate
TIIE	Interbank Equilibrium Interest Rate
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of May 31, 2012 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Bank of America NA	Interest Rate	1,040	BRR	$2,865
Citibank NA	Interest Rate	810	BRR	6,353
Credit Suisse International:
	Interest Rate	740	BRR	454
	Interest Rate	1,400	MXN	(5,028)

				(4,574)
Deutsche Bank AG:
	Credit Default Sell Protection	340		(11,092)
	Interest Rate	1,050	BRR	2,681

				(8,411)
32 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Swap Summary Continued

		Notional
	Swap Type from	Amount
Swap Counterparty	Fund Perspective	(000’s)		Value

Goldman Sachs International:
	Credit Default Buy Protection	$190		$14,443
	Credit Default Sell Protection	190		(16,252)
	Interest Rate	6,940	BRR	(2,142)

				(3,951)
HSBC Bank USA NA	Credit Default Sell Protection	260		(38,299)
Merrill Lynch Capital Services, Inc.	Interest Rate	620	MXN	(2,319)
UBS AG	Credit Default Sell Protection	170		(35,771)

	Total Swaps			$(84,107)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real

MXN	Mexican Nuevo Peso
As of May 31, 2012, the Fund had entered into the following written swaption contracts:

Underlying
		Swap Type	Notional		Swaption
Reference Entity/	Swaption	From Fund	Amount		Expiration	Premium		Unrealized
Swaption Counterparty	Description	Perspective	(000’s)		Date	Received	Value	Appreciation

Three-Month ZAR JIBAR SAFEX:
Interest Rate
Swaption
(European); Swap
Terms: Paid: 7%,
Received: Three-Month
	ZAR JIBAR SAFEX;	Interest
	Termination Date:	Rate Pay
Barclays Bank plc	11/14/22	Fixed	1,800	ZAR	11/13/12	$2,330	$(2,065)	$265
Interest Rate
Swaption
(European); Swap
Terms: Paid: 7%;
Received: Three-Month
	ZAR JIBAR SAFEX;	Interest
	Termination Date:	Rate Pay
JPMorgan Chase Bank NA	11/19/22	Fixed	1,760	ZAR	11/20/12	2,319	(2,092)	227

Total Written Swaptions						$4,649	$(4,157)	$492

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

ZAR	South African Rand
Abbreviations/Definitions are as follows:

JIBAR	South Africa Johannesburg Interbank Agreed Rate

SAFEX	South African Futures Exchange
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2012

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $72,238,987)	$68,988,253
Affiliated companies (cost $1,938,431)	1,938,431

70,926,684
Cash	56,957
Unrealized appreciation on foreign currency exchange contracts	1,176,576
Appreciated swaps, at value (upfront payments paid $7,161)	28,562
Receivables and other assets:
Investments sold	3,397,780
Interest and dividends	1,507,967
Shares of beneficial interest sold	322,231
Closed foreign currency contracts	262,245
Other	6,472

Total assets	77,685,474

Liabilities
Options written, at value (premiums received $21,519)	21,519
Depreciated options written, at value (premiums received $190,461)	278,555
Appreciated swaptions written, at value (premiums received $4,649)	4,157
Unrealized depreciation on foreign currency exchange contracts	805,033
Depreciated swaps, at value (upfront payments received $75,640)	112,669
Payables and other liabilities:
Investments purchased	3,472,015
Shares of beneficial interest redeemed	237,861
Closed foreign currency contracts	190,032
Dividends	108,832
Futures margins	22,500
Shareholder communications	14,928
Distribution and service plan fees	14,100
Transfer and shareholder servicing agent fees	10,006
Foreign capital gains tax	2,685
Trustees’ compensation	1,860
Other	45,716

Total liabilities	5,342,468

Net Assets	$72,343,006

34 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Composition of Net Assets
Par value of shares of beneficial interest	$7,435
Additional paid-in capital	76,530,022
Accumulated net investment loss	(647,580)
Accumulated net realized loss on investments and foreign currency transactions	(388,550)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,158,321)

Net Assets	$72,343,006

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $51,318,706 and 5,274,634 shares of beneficial interest outstanding)	$9.73
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.22
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $12,070,549 and 1,240,185 shares of beneficial interest outstanding)	$9.73
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,451,796 and 149,196 shares of beneficial interest outstanding)	$9.73
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $7,501,955 and 771,275 shares of beneficial interest outstanding)	$9.73
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENT OF OPERATIONS For the Year Ended May 31, 2012

Investment Income
Interest	$4,363,721
Dividends from affiliated companies	4,522
Other income	12

Total investment income	4,368,255

Expenses
Management fees	487,609
Distribution and service plan fees:
Class A	59,121
Class C	98,141
Class N	5,733
Transfer and shareholder servicing agent fees:
Class A	68,497
Class C	29,023
Class N	2,468
Class Y	12,794
Shareholder communications:
Class A	32,759
Class C	13,467
Class N	546
Class Y	5,057
Legal, auditing and other professional fees	48,172
Custodian fees and expenses	42,892
Trustees’ compensation	9,119
Administration service fees	1,500
Other	13,707

Total expenses	930,605
Less waivers and reimbursements of expenses	(66,939)

Net expenses	863,666

Net Investment Income	3,504,589
36 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options exercised)	$811,070
Closing and expiration of option contracts written	104,615
Closing and expiration of futures contracts	(1,066,035)
Foreign currency transactions	(2,355,301)
Swap contracts	705,395

Net realized loss	(1,800,256)
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $2,685)	298,479
Translation of assets and liabilities denominated in foreign currencies	(5,249,814)
Futures contracts	(15,040)
Option contracts written	(88,094)
Swaption contracts	492
Swap contracts	(15,248)

Net change in unrealized appreciation/depreciation	(5,069,225)

Net Decrease in Net Assets Resulting from Operations	$(3,364,892)

See accompanying Notes to Financial Statements.
37 | OPPENHEIMER EMERGING MARKETS DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2012	May 31, 2011[1]

Operations
Net investment income	$3,504,589	$1,980,241
Net realized loss	(1,800,256)	(149,830)
Net change in unrealized appreciation/depreciation	(5,069,225)	1,910,904

Net increase (decrease) in net assets resulting from operations	(3,364,892)	3,741,315

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,905,567)	(1,761,441)
Class C	(341,838)	(166,259)
Class N	(44,799)	(14,028)
Class Y	(237,666)	(46,030)

	(2,529,870)	(1,987,758)
Tax return of capital distribution:
Class A	(984,001)	—
Class C	(176,519)	—
Class N	(23,134)	—
Class Y	(122,727)	—

	(1,306,381)	—
Distributions from net realized gain:
Class A	—	(63,566)
Class C	—	(7,926)
Class N	—	(569)
Class Y	—	(1,451)

	—	(73,512)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	12,549,989	42,223,068
Class C	5,915,186	7,190,505
Class N	1,041,324	523,354
Class Y	5,832,818	2,487,860

	25,339,317	52,424,787

Net Assets
Total increase	18,138,174	54,104,832
Beginning of period	54,204,832	100,000 [2]

End of period (including accumulated net investment income (loss) of $(647,580) and $226,582, respectively)	$72,343,006	$54,204,832

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Reflects the value of the Manager’s initial seed money invested on April 26, 2010.
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended May 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[2]	.56	.52
Net realized and unrealized gain (loss)	(.94)	.75

Total from investment operations	(.38)	1.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.52)
Tax return of capital distribution	(.21)	—
Distributions from net realized gain	—	(.02)

Total dividends and/or distributions to shareholders	(.62)	(.54)

Net asset value, end of period	$9.73	$10.73

Total Return, at Net Asset Value[3]	(3.67)%	12.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,319	$43,912

Average net assets (in thousands)	$48,137	$35,869

Ratios to average net assets:[4]
Net investment income	5.49%	5.31%
Total expenses[5]	1.26%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.24%

Portfolio turnover rate	93%	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012	1.26%
Period Ended May 31, 2011	1.26%
See accompanying Notes to Financial Statements.
39 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended May 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[2]	.48	.44
Net realized and unrealized gain (loss)	(.94)	.75

Total from investment operations	(.46)	1.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)	(.44)
Tax return of capital distribution	(.18)	—
Distributions from net realized gain	—	(.02)

Total dividends and/or distributions to shareholders	(.54)	(.46)

Net asset value, end of period	$9.73	$10.73

Total Return, at Net Asset Value[3]	(4.40)%	12.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,070	$7,241

Average net assets (in thousands)	$9,819	$3,962

Ratios to average net assets:[4]
Net investment income	4.73%	4.56%
Total expenses[5]	2.36%	2.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%

Portfolio turnover rate	93%	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012	2.36%
Period Ended May 31, 2011	2.46%
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Class N Year Ended May 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[2]	.53	.49
Net realized and unrealized gain (loss)	(.94)	.75

Total from investment operations	(.41)	1.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.49)
Tax return capital of distribution	(.20)	—
Distributions from net realized gain	—	(.02)

Total dividends and/or distributions to shareholders	(.59)	(.51)

Net asset value, end of period	$9.73	$10.73

Total Return, at Net Asset Value[3]	(3.90)%	12.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,452	$538

Average net assets (in thousands)	$1,154	$300

Ratios to average net assets:[4]
Net investment income	5.23%	5.06%
Total expenses[5]	1.69%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%

Portfolio turnover rate	93%	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012	1.69%
Period Ended May 31, 2011	2.07%
See accompanying Notes to Financial Statements.
41 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended May 31,	2012	2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.73	$10.00

Income (loss) from investment operations:
Net investment income[2]	.59	.55
Net realized and unrealized gain (loss)	(.94)	.74

Total from investment operations	(.35)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.43)	(.54)
Tax return of capital distribution	(.22)	—
Distributions from net realized gain	—	(.02)

Total dividends and/or distributions to shareholders	(.65)	(.56)

Net asset value, end of period	$9.73	$10.73

Total Return, at Net Asset Value[3]	(3.37)%	13.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,502	$2,514

Average net assets (in thousands)	$5,855	$883

Ratios to average net assets:[4]
Net investment income	5.74%	5.66%
Total expenses[5]	1.23%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%

Portfolio turnover rate	93%	80%

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended May 31, 2012	1.23%
Period Ended May 31, 2011	1.33%
See accompanying Notes to Financial Statements.
42 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Emerging Markets Debt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of May 31, 2012, approximately 27.6% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is
43 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be
44 | OPPENHEIMER EMERGING MARKETS DEBT FUND

able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$455,692	$3,736,898

1.	As of May 31, 2012, the Fund had $455,692 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$455,692

2.	During the fiscal year ended May 31, 2012, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended May 31, 2011, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for May 31, 2012. Net assets of the Fund were unaffected by the reclassifications.

	Increase to	Reduction to
	Accumulated	Accumulated
Reduction to	Net Investment	Net Realized Loss
Paid-in Capital	Loss	on Investments

$1,306,381	$542,500	$1,848,881
The tax character of distributions paid during the year ended May 31, 2012 and the period ended May 31, 2011 was as follows:

	Year Ended		Period Ended
	May 31, 2012		May 31, 2011

Distributions paid from:
Ordinary income	$2,529,870		$2,061,269
Return of capital	1,306,381	[4]	—

Total	$3,836,251		$2,061,269

4.	The Fund experienced a return of capital during the fiscal year ended May 31, 2012 due to the tax treatment of foreign currency losses.
45 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$74,199,246
Federal tax cost of other investments	(8,833,834)

Total federal tax cost	$65,365,412

Gross unrealized appreciation	$525,469
Gross unrealized depreciation	(4,262,367)

Net unrealized depreciation	$(3,736,898)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
46 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Securities Valuation
The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
Valuation Methods and Inputs
Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.
     The following methodologies are used to determine the market value or the fair value of the types of securities described below:
     Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at
47 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Securities Valuation Continued
the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.
     Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.
     Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.
     Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.
     Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
48 | OPPENHEIMER EMERGING MARKETS DEBT FUND

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Standard inputs generally considered
Security Type	by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.
If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.
Classifications
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end.
49 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
2.	Securities Valuation Continued
These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2012 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$199,998	$—	$199,998
Foreign Government Obligations	—	45,379,039	—	45,379,039
Corporate Bonds and Notes	—	19,448,994	—	19,448,994
Structured Securities	—	3,774,038	—	3,774,038
Options Purchased	146,280	39,904	—	186,184
Investment Company	1,938,431	—	—	1,938,431

Total Investments, at Value	2,084,711	68,841,973	—	70,926,684
Other Financial Instruments:
Foreign currency exchange contracts	—	1,176,576	—	1,176,576
Appreciated swaps, at value	—	28,562	—	28,562

Total Assets	$2,084,711	$70,047,111	$—	$72,131,822

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(805,033)	$—	$(805,033)
Futures margins	(22,500)	—	—	(22,500)
Depreciated swaps, at value	—	(112,669)	—	(112,669)
Options written, at value	—	(21,519)	—	(21,519)
Depreciated options written, at value	(110,860)	(167,695)	—	(278,555)
Appreciated swaptions written, at value	—	(4,157)	—	(4,157)

Total Liabilities	$(133,360)	$(1,111,073)	$—	$(1,244,433)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement
50 | OPPENHEIMER EMERGING MARKETS DEBT FUND

date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
3. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended May 31, 2012		Period Ended May 31, 2011
	Shares	Amount	Shares	Amount[1,2]

Class A
Sold	2,692,216	$27,822,066	4,989,079	$51,737,879
Dividends and/or distributions reinvested	151,570	1,536,703	63,550	671,632
Redeemed	(1,661,951)	(16,808,780)	(966,830)	(10,186,443)

Net increase	1,181,835	$12,549,989	4,085,799	$42,223,068

Class C
Sold	947,461	$9,784,713	797,747	$8,495,690
Dividends and/or distributions reinvested	47,024	475,971	14,627	154,951
Redeemed	(428,796)	(4,345,498)	(138,878)	(1,460,136)

Net increase	565,689	$5,915,186	673,496	$7,190,505

Class N
Sold	150,204	$1,559,656	74,608	$788,847
Dividends and/or distributions reinvested	6,324	63,700	1,035	10,980
Redeemed	(57,482)	(582,032)	(26,493)	(276,473)

Net increase	99,046	$1,041,324	49,150	$523,354

Class Y
Sold	1,121,786	$11,652,045	260,449	$2,772,717
Dividends and/or distributions reinvested	28,892	292,314	4,329	45,915
Redeemed	(613,738)	(6,111,541)	(31,443)	(330,772)

Net increase	536,940	$5,832,818	233,335	$2,487,860

1.	For the period from June 30, 2010 (commencement of operations) to May 31, 2011.

2.	The Fund sold 7,000 shares of Class A at a value of $70,000 and 1,000 shares each of Class C, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on April 26, 2010. These amounts are not reflected in the table above.
51 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended May 31, 2012, were as follows:

	Purchases	Sales

Investment securities	$69,755,082	$44,479,351
5. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $4 billion	0.65
Over $5 billion	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended May 31, 2012, the Fund paid $109,154 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
52 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2012 were as follows:

Class C	$104,245
Class N	10,465
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class N
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

May 31, 2012	$36,964	$1,284	$3,463	$514
Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 1.25% of average annual net assets for Class A shares, 2.00% for Class C shares, 1.50% for Class N shares and 0.95% for Class Y shares. During the year ended May 31, 2012, the Manager reimbursed the Fund $11,238, $35,005, $2,122 and $16,087 for Class A, Class C, Class N and Class Y shares, respectively.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended May 31, 2012, the Manager waived fees and/or reimbursed the Fund $2,487 for IMMF management fees.
53 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Fees and Other Transactions with Affiliates Continued
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
6. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already
54 | OPPENHEIMER EMERGING MARKETS DEBT FUND

issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $1,507,287, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain
55 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
positions in swaps,over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $692,705 as of May 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.
     As of May 31, 2012 the Fund has required certain counterparties to post collateral of $360,901.
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of May 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $466,214 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of May 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties.
Valuations of derivative instruments as of May 31, 2012 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of			Statement of
Accounted for as	Assets and			Assets and
Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value

Credit contracts	Appreciated swaps,at value	$14,443		Depreciated swaps, at value	$101,414
Interest rate contracts	Appreciated swaps, at value	14,119		Depreciated swaps, at value	11,255
Interest rate contracts				Futures margins	22,500	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	1,176,576		Unrealized depreciation on foreign currency exchange contracts	805,033
Equity contracts	Investments, at value	146,280	**	Depreciated options written, at value	110,860
56 | OPPENHEIMER EMERGING MARKETS DEBT FUND

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of			Statement of
Accounted for as	Assets and			Assets and
Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value

Foreign exchange contracts	Investments, at value	$39,904	**	Options written, at value	$21,519
Foreign exchange contracts				Depreciated options written, at value	167,695
Interest rate contracts				Appreciated swaptions written, at value	4,157

Total		$1,391,322			$1,244,433

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**	Amounts relate to purchased options.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

	Investments from
	unaffiliated	Closing
	companies	and	Closing
Derivatives	(including	expiration	and
Not Accounted	premiums	of option	expiration	Foreign
for as Hedging	on options	contracts	of futures	currency	Swap
Instruments	exercised)*	written	contracts	transactions	contracts	Total

Credit contracts	$—	$—	$—	$—	$20,368	$20,368
Equity contracts	1,137	906	—	—	—	2,043
Foreign exchange contracts	(145,154)	103,709	—	832,568	1,603	792,726
Interest rate contracts	—	—	(1,066,035)	—	683,424	(382,611)

Total	$(144,017)	$104,615	$(1,066,035)	$832,568	$705,395	$432,526

*	Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

					Translation of
					assets and
Derivatives					liabilities
Not Accounted		Option	Swaption		denominated
for as Hedging		contracts	contracts	Futures	in foreign	Swap
Instruments	Investments*	written	written	contracts	currencies	contracts	Total

Credit contracts	$—	$—	$—	$—	$—	$(38,438)	$(38,438)
Equity contracts	31,177	(27,013)	—	—	—	—	4,164
Foreign exchange contracts	(36,856)	(61,081)	—	—	271,327	—	173,390
Interest rate contracts	—	—	492	(15,040)	—	23,190	8,642

Total	$(5,679)	$(88,094)	$492	$(15,040)	$271,327	$(15,248)	$147,758

*	Includes purchased option contracts and purchased swaption contracts, if any.
Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.
57 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
     Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.
     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.
     During the year ended May 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $21,530,270 and $23,356,065, respectively.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by
58 | OPPENHEIMER EMERGING MARKETS DEBT FUND

such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended May 31, 2012, the Fund had an ending monthly average market value of $843,959 and $8,513,148 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Option Activity
The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
59 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     During the year ended May 31, 2012, the Fund had an ending monthly average market value of $8,822 and $41,270 on purchased call options and purchased put options, respectively.
     Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.
     The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     During the year ended May 31, 2012, the Fund had an ending monthly average market value of $5,984 and $48,389 on written call options and written put options, respectively.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended May 31, 2012 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums

Options outstanding as of May 31, 2011	—	$—	—	$—
Options written	13,661,390,000	72,615	15,829,065,192	345,536
Options closed or expired	(13,661,390,000)	(72,615)	(15,721,495,100)	(130,206)
Options exercised	—	—	(670,000)	(3,350)

Options outstanding as of May 31, 2012	—	$—	106,900,092	$211,980

60 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the
61 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.
     For the year ended May 31, 2012, the Fund had ending monthly average notional amounts of $605,769 and $853,692 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
     The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.
     The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
     For the year ended May 31, 2012, the Fund had ending monthly average notional amounts of $1,432,071 and $12,771,997 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
62 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.
     The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.
     For the year ended May 31, 2012, the Fund had ending monthly average notional amounts of $16,923 on currency swaps.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
As of May 31, 2012, the Fund had no such currency swap agreements outstanding.
Swaption Transactions
The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.
     Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities and the Statement of Operations. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.
     The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.
63 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments Continued
     The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.
     During the year ended May 31, 2012, the Fund had an ending monthly average market value of $320 on written swaptions.
Written swaption activity for the year ended May 31, 2012 was as follows:

	Call Swaptions
	Number of	Amount of
	Contracts	Premiums

Swaptions outstanding as of May 31, 2011	—	$—
Swaptions written	3,560,000	4,649
Swaptions outstanding as of May 31, 2012	3,560,000	$4,649
7. Restricted Securities
As of May 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
8. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.
     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover
64 | OPPENHEIMER EMERGING MARKETS DEBT FUND

investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds
65 | OPPENHEIMER EMERGING MARKETS DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
66 | OPPENHEIMER EMERGING MARKETS DEBT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Emerging Markets Debt Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Debt Fund, including the statement of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period June 30, 2010 (commencement of operations) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Markets Debt Fund as of May 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period June 30, 2010 (commencement of operations) to May 31, 2011, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver,Colorado
July 23, 2012
67 | OPPENHEIMER EMERGING MARKETS DEBT FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2012, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2011.
     None of the dividends paid by the Fund during the fiscal year ended May 31, 2012 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended May 31, 2012 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2012, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 31, 2012, the maximum amount allowable but not less than $477,792 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
68 | OPPENHEIMER EMERGING MARKETS DEBT FUND

SPECIAL SHAREHOLDER MEETING Unaudited
On February 29, 2012, a shareholder meeting of Oppenheimer Emerging Markets Debt Fund (the “Fund”) was held at which the twelve Trustees identified below were elected (Proposal No. 1). At the meeting the sub-proposals in (Proposal No. 2) and (Proposal No. 3) were approved as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld

Trustees
William L. Armstrong	5,202,389	187,930
Edward L. Cameron	5,202,389	187,930
Jon S. Fossel	5,202,389	187,930
Sam Freedman	5,201,397	188,922
Richard F. Grabish	5,203,047	187,273
Beverly L. Hamilton	5,202,389	187,930
Robert J. Malone	5,202,389	187,930
F. William Marshall, Jr.	5,202,389	187,930
Victoria J. Herget	5,203,047	187,273
Karen L. Stuckey	5,203,047	187,273
James D. Vaughn	5,202,389	187,930
William F. Glavin, Jr.	5,203,047	187,273
2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain	Broker Non Vote

3,128,950	94,122	52,538	2,114,709
2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain	Broker Non Vote

3,149,421	70,158	56,031	2,114,709
2e-1: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain	Broker Non Vote

3,136,027	94,122	45,461	2,114,709
2g-1: Proposal to revise the fundamental policy relating to real estate and commodities

For	Against	Abstain	Broker Non Vote

3,136,027	94,122	45,461	2,114,709
2h: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain	Broker Non Vote

3,136,027	94,122	45,461	2,114,709
2i: Proposal to revise fundamental policy relating to underwriting

For	Against	Abstain	Broker Non Vote

3,139,520	90,629	45,461	2,114,709
Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain	Broker Non Vote

3,133,950	72,926	68,735	2,114,709
69 | OPPENHEIMER EMERGING MARKETS DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds.
Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
70 | OPPENHEIMER EMERGING MARKETS DEBT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Funds, Length of Service, Age	Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2010) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2010) Age: 73	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 — June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
71 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Funds, Length of Service, Age	Held; Number of Portfolios in the Funds Complex Currently Overseen

Sam Freedman, Trustee (since 2010) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Age: 63	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
72| OPPENHEIMER EMERGING MARKETS DEBT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Funds, Length of Service, Age	Held; Number of Portfolios in the Funds Complex Currently Overseen

Robert J. Malone, Trustee (since 2010) Age: 67	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2010) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999 — March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
73 | OPPENHEIMER EMERGING MARKETS DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Funds, Length of Service, Age	Held; Number of Portfolios in the Funds Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2010) Age: 53	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007- February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005- March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008- June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 95 portfolios as an officer in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Mss. Zervos and Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Sara J. Zervos, Ph.D., Vice President (since 2010) Age: 43	Head of the Global Debt Team (since October 2010); Director of International Research for the Global Debt Team (since October 2010); Senior Vice President of the Manager (since January 2011); Vice President of the Manager (April 2008- December 2010). Prior to joining the Manager, a portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of 4 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management
74 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Funds, Length of Service, Age	Held; Number of Portfolios in the Funds Complex Currently Overseen

Arthur S. Gabinet, Continued	Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 95 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2010) Age: 61	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2010) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).
75 | OPPENHEIMER EMERGING MARKETS DEBT FUND

OPPENHEIMER EMERGING MARKETS DEBT FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2012 OppenheimerFunds, Inc. All rights reserved.
76 | OPPENHEIMER EMERGING MARKETS DEBT FUND

PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
77 | OPPENHEIMER EMERGING MARKETS DEBT FUND

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).
78 | OPPENHEIMER EMERGING MARKETS DEBT FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,000 in fiscal 2012 and $33,400 in fiscal 2011.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $402,806 in fiscal 2012 and $175,000 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, professional services for GIPs attestation procedures, and compliance procedures.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,225 in fiscal 2012 and no such fees in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $190,051 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its trustees.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.
The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.
Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $595,082 in fiscal 2012 and $175,000 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-

audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.
(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Emerging Markets Debt Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	7/10/2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	7/10/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	7/10/2012